REGISTRATION RIGHTS AGREEMENT


     This REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of October 14, 2002, among E-REX, INC., a Nevada corporation (the "Company"), and the other undersigned parties hereto (collectively, the "Purchasers").

      1.    Introduction.  The  Company  and  the Purchasers have today executed
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that  certain  Securities  Purchase Agreement (the "Securities  Purchase  Agree-
ment"), pursuant to which the Company has agreed, among other things, to issue an aggregate of its $500,000 principal amount of 10% Convertible Notes (the "Notes") to the Purchasers. The Notes, and interest which shall accrue on the outstanding principal balance thereof, are convertible into 62,500,000 shares (the "Conversion Shares") of the Company's common stock, par value $0.001 per share (the "Common Stock"), pursuant to the terms of the Notes. In addition, pursuant to the terms of the Securities Purchase Agreement and the transactions contemplated thereby, the Company has issued to the Purchasers Common Stock Purchase Warrants exercisable for an aggregate of 5,000,000 shares of Common Stock (the "Warrant Shares"). The number of Conversions Shares and Warrant Shares is subject to adjustment upon the occurrence of stock splits, recapitali-zations and similar events occurring after the date hereof. The Conversion Shares and the Warrant Shares are collectively herein referred to as the "Registrable Securities." Certain capitalized terms used in this Agreement are defined in Section 3 hereof; references to sections shall be to sections of this Agreement.

     2.     Registration  under  Securities  Act.
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     2.1     Mandatory  Registration.  Within  fourteen  (14)  days  of the date
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hereof,  the Company shall prepare and file a registration statement on Form S-3 or such other appropriate registration form of the Commission (the "Registration Statement") to effect the registration under the Securities Act of all, but not less than all, of the Registrable Securities to permit the public disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified by the Purchasers and their permitted assigns or transferees (collectively, the "Holders"); provided, however, such intended method of disposition shall not include an underwritten offering of the Registrable Securities. The Company shall use its best efforts to cause the Registration Statement to be declared effective by the Commission within 120 days of the date of this Agreement. The Company will pay all Registration Expenses in connection with the registration of the Registrable Securities.

      2.2    Registration Procedures.  In connection  with the  registration  of
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the  Registrable  Securities under the Securities Act as provided in Section 2.1 the  Company  shall:

     (i) prepare and file with the Commission, within fourteen (14) days after the date hereof, the Registration Statement (including such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder) and thereafter use its best efforts to cause such registration statement to be declared effective by the Commission;

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     (ii)  prepare  and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement, until the earlier to occur of two (2) years after the date of this Agreement (subject to the right of the Company to suspend the effectiveness thereof for not more than sixty (60) consecutive days or an aggregate of one hundred twenty (120) days in such two
(2) year period) or such time as all of the securities which are the subject of the Registration Statement cease to be Registrable Securities (such period, in each case, the "Registration Maintenance Period");

     (iii) furnish to each seller of Registrable Securities covered by the Registration Statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in the Registration Statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller;

     (iv) use its reasonable efforts to register or qualify all Registrable Securities and other securities covered by the Registration Statement under such other securities laws or blue sky laws as any seller thereof shall reasonably request, to keep such registrations or qualifications in effect for so long as the Registration Statement remains in effect, and take any other action which may be reasonably necessary to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

     (v) use its best efforts to cause all Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

     (vi) notify each seller of the Registrable Securities covered by the Registration Statement promptly and confirm such advice in writing promptly after the Company has knowledge thereof:

          (A) when the Registration Statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the Registration Statement has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective;

          (B) of any request by the Commission for amendments or supplements to the Registration Statement or the prospectus or for additional information;

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          (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings by any Person for that purpose; and

          (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

     (vii) notify each seller of Registrable Securities covered by the Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller promptly prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

     (viii) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

     (ix) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first full calendar month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

     (x) enter into such agreements and take such other actions as the sellers of the Registrable Securities covered by the Registration Statement shall reasonably request in writing (at the expense of the requesting or benefiting sellers) in order to expedite or facilitate the disposition of such Registrable Securities; and

     (xi) use its best efforts to list all Registrable Securities covered by the Registration Statement on any securities exchange (if any) on which any of the Registrable Securities are then listed.

     The Company may require each seller of Registrable Securities as to which any registration is being affected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

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     The  Company  will  not file any registration statement pursuant to Section
2.1, or amendment thereto or any prospectus or any supplement thereto (including such documents incorporated by reference and proposed to be filed after the initial filing of the Registration Statement) to which a seller of Registrable Securities shall reasonably object, provided that the Company may file such document in a form required by law or upon the advice of its counsel.

     The Company represents and warrants to each holder of Registrable Securities that it has obtained all necessary waivers, consents and authorizations necessary to execute this Agreement and consummate the transactions contemplated hereby other than such waivers, consents and/or authorizations specifically contemplated by the Securities Purchase Agreement.

     Each Purchaser agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in subdivision (vii) of this
Section 2.2, such Purchaser will forthwith discontinue such Purchaser's disposition of Registrable Securities pursuant to the Registration Statement relating to such Registrable Securities until such Purchaser's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision
(vii) of this Section 2.2 and, if so directed by the Company, will deliver to the Company all copies, other than permanent file copies, then in such Purchaser's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

     2.3     Preparation;  Reasonable  Investigation.  In  connection  with  the
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preparation  and  filing  of the Registration Statement under the Securities Act pursuant to this Agreement, the Company will give the holders of Registrable Securities registered under the Registration Statement, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary to conduct a reasonable investigation within the meaning of the Securities Act.

     2.4     Indemnification.
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     (a)     Indemnification  by the Company.  The Company will, and hereby does
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agree  to,  indemnify and hold harmless the holder of any Registrable Securities covered by the Registration Statement, its directors and officers, and each other Person, if any, who controls such holder within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which such holder or any such director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such holder and each such director, officer and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such holder stating that it is for use in the preparation thereof and, provided further that the Company shall not be liable to any Person to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the Securities Act to the Person asserting the existence of an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus or an amendment or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or any such director, officer or controlling person and shall survive the transfer of such securities by such holder.

     (b)     Indemnification  by  the  Sellers.  Each Purchaser agrees, and  any
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other  seller  of Registrable Securities must agree, as a condition to including any Registrable Securities in the Registration Statement, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision
(a) of this Section 2.4) the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Purchaser or other seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. This indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by the Purchaser or other such seller.

     (c)     Notices  of Claims, etc.  Promptly after receipt by an  indemnified
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party of  notice  of  the  commencement  of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 2.4, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 2.4, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In

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case  any  such  action  is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investi-gation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

     (d)     Other  Indemnification.  Indemnification  similar to that specified
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in the preceding subdivisions of  this  Section  2.4  (with  appropriate modifi-
cations) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the Securities Act.

     (e)     Indemnification  Payments.  The indemnification  required  by  this
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Section  2.4 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

     (f)     Contribution.  If the indemnification provided for in the preceding
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subdivisions  of  this  Section  2.4  is  unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the holder on the other from the distribution of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the holder on the other
in  connection  with  the  statements  or  omissions  which  resulted  in   such
expense, loss, damage or liability, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the holder on the other in connection with the distribution of the Registrable Securities shall be deemed to be in the same proportion as the total net proceeds received by the Company from the initial sale of the Registrable Securities by the Company to the Purchasers bear to the gain, if any, realized by all selling holders participating in such offering. The relative fault of the Company on the one hand and of the holder, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company or by the holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, provided that the foregoing contribution agreement shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the provisions contained in the first sentence of subdivision (a) of this Section 2.4, and in no event shall the obligation of any indemnifying party to contribute under this subdivision
(f) exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under subdivisions (b) of this Section 2.4 had been available under the circumstances.

     The Company and the holders of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this subdivision (f) were determined by pro rata allocation (even if the holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth in the preceding sentence and subdivision (c) of this Section 2.4, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

     Notwithstanding the provisions of this subdivision (f), no holder of Registrable Securities shall be required to contribute any amount in excess of the amount by which the net proceeds received by such holder from the sale of Registrable Securities exceeds the amount of any damages that such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     3.     Definitions.  As used herein, unless the context otherwise requires,
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the  following  terms  have  the  following  respective  meanings:

"Commission":   The  Securities  and  Exchange  Commission  or any other Federal agency  at  the  time  administering  the  Securities  Act.

"Common  Stock":  As  defined  in  Section  1.

"Company":  As  defined  in  the  introductory  paragraph  of  this  Agreement.

"Conversion  Shares":  As  defined  in  Section  1.

"Exchange Act": The Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

"Notes": As defined in Section 1, such term to include any securities issued in substitution of or in addition to such Notes.

"Person": A corporation, association, partnership, organization, business, individual, governmental or political subdivision thereof or a governmental agency.

"Purchasers":  As  defined  in  the  introductory  paragraph  of this Agreement.

"Registrable Securities": The Securities and any securities issued or issuable with respect to such Securities by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. Once issued such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (c) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, (d) they shall have ceased to be outstanding, (e) on the expiration of the Registration Maintenance Period or (f) any and all legends restricting transfer thereof have been removed in accordance with the provisions of Rule 144(k) (or any successor provision) under the Securities Act.

"Registration Expenses": All expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration, filing and listing fees (if any), all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits required by or incident to such performance and compliance, premiums and other costs of policies of insurance of the Company against liabilities arising out of the public offering of the Registrable Securities being registered, but excluding underwriting discounts and commissions and transfer taxes, if any.

"Registration  Maintenance  Period":  As  defined  in  Section  2.2(ii).

"Securities Act": The Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

"Securities  Purchase  Agreement":  As  defined  in  Section  1.

"Warrant  Shares":  As  defined  in  Section  1.

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     4.     Rule  144.  The Company shall timely file the reports required to be
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filed  by  it  under  the Securities Act and the Exchange Act (including but not limited to the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, will, upon the request of any holder of Registrable Securities, make publicly available other information) and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with the requirements of this Section 4.

     5.     Amendments  and  Waivers.  This  Agreement  may  be  amended and the
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Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder or holders of the sum of the 51% or more of the shares of (i) Registrable Securities issued at such time, plus (ii) Registrable Securities issuable upon exercise or conversion of the Securities then constituting derivative securities (if such Securities were not fully exchanged or converted in full as of the date such consent is sought). Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this
Section 5, whether or not such Registrable Securities shall have been marked to indicate such consent.

     6.     Nominees  for  Beneficial Owners.  In the event that any Registrable
            --------------------------------
Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

     7.     Notices.  Except  as  otherwise  provided  in  this  Agreement,  all
            -------
notices, requests and other communications to any Person provided for hereunder shall be in writing and shall be given to such Person (a) in the case of a party hereto other than the Company, addressed to such party in the manner set forth in the Securities Purchase Agreement or at such other address as such party shall have furnished to the Company in writing, or (b) in the case of any other holder of Registrable Securities, at the address that such holder shall have furnished to the Company in writing, or, until any such other holder so furnishes to the Company an address, then to and at the address of the last holder of such Registrable Securities who has furnished an address to the Company, or (c) in the case of the Company, at the address set forth on the signature page hereto, to the attention of its President, or at such other address, or to the attention of such other officer, as the Company shall have furnished to each holder of Registrable Securities at the time outstanding. Each such notice, request or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (ii) if given by any other means (including, without limitation, by fax or air courier), when delivered at the address specified above, provided that any such notice, request or communication shall not be effective until received.

     8.     Assignment.  This  Agreement  shall be binding upon and inure to the
            ----------
benefit of and be enforceable by the parties hereto. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent holder of any Registrable Securities. Each of the Holders of the Registrable Securities agrees, by accepting any portion of the Registrable Securities after the date hereof, to the provisions of this Agreement including, without limitation, appointment of the Sellers' Representative to act on behalf of such Holder pursuant to the terms hereof which such actions shall be made in the good faith discretion of the Sellers' Representative and be binding on all persons for all purposes.

     9.     Descriptive  Headings.  The  descriptive  headings  of  the  several
            ---------------------
sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

     10.     GOVERNING  LAW.  THIS  AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN
             --------------
ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF FLORIDA WITHOUT REFERENCE TO THE PRINCIPLES OF CONFLICTS OF LAWS.

     11.     Counterparts.  This  Agreement may be executed by facsimile and may
             ------------
be signed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

     12.     Entire Agreement.  This Agreement embodies the entire agreement and
             ----------------
understanding between the Company and each other party hereto relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

     13.     Severability.  If  any  provision  of  this  Agreement,  or  the
             ------------
application of such provisions to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.


                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

     E-REX,  INC.

     By:    /s/  Carl  Dilley
            -----------------
     Name:  Carl  Dilley
            ------------
     Title: President
            ---------


     PURCHASERS:

            /s/  Auxiliarius  Fortunare  LLC
            --------------------------------
     Print  Name:     Kyle  G.  Kennedy
                      -----------------

                [Signature page to Registration Rights Agreement]